ACCOUNTS PAYABLE AND ACCRUED LIABILITIES: (Tables)	Dec. 29, 2022
Recast [Member]
Schedule of Accounts Payable And Accrued Liabilities

	April 30, 2022 $	April 30, 2021 $

Trade payables	189,615	160,503
Amounts due to related parties (Note 9)	224,627	219,256
Withholding tax and interest on deemed dividends (Note 6)	896,756	896,756
Interest payable on promissory notes (Note 6)	78,579	1,621,951

Total accounts payable and accrued liabilities	1,389,577	2,898,466